UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2003
(Date of earliest event reported)

Business Objects S.A.

(Exact name of Registrant as specified in its charter)

Republic of France (State of incorporation or organization)	000-24720 (Commission File No.)	98-0355777 (IRS Employer Identification No.)

157-159 Rue Anatole France, 92300 Levallois-Perret, France
(Address of principal executive offices)

(408) 953-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished herewith:

99.1 Business Objects Slide Presentation, December 11, 2003.

Item 9. Regulation FD Disclosure.

     On December 11, 2003, Business Objects S.A. presented slides at its extraordinary general meeting of shareholders held in Paris, France. A copy of the slides is furnished herewith as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Business Objects has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS OBJECTS S.A.

By:	/s/ JAMES R. TOLONEN

Name:	James R. Tolonen
Title:	Chief Financial Officer and Senior Group Vice President

Date: December 12, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Business Objects Slide Presentation, December 11, 2003.